Offerings - Offering: 1	Aug. 30, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt securities
Amount Registered | shares	2,573
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 2,573,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 379.77
Offering Note	Fee per rule 457(r)